Exhibit 32


                            CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,


In connection with the Quarterly Report of Peter Kiewit Sons', Inc. (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), The undersigned, Kenneth E. Stinson, Chief Executive Officer of the Company, and Michael J. Piechoski, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





 /s/ Kenneth E. Stinson
Kenneth E. Stinson
Chief Executive Officer
August 13, 2003





 /s/ Michael J. Piechoski
Michael J. Piechoski
Chief Financial Officer
August 13, 2003